1 INVESTOR PRESENTATION JUNE 2013

2 MULTIFAMILY INDUSTRY OVERVIEW

3 D e m a n d Age of population: in the U.S., people aged 20 - 34 have the highest propensity to rent apartments and the number of people in this age cohort is increasing at a predictable rate. Job growth: during the economic recovery, people aged 20 - 34 have disproportionately benefited from job growth in the U.S. Household formations: as the number of people aged 20 - 34 grows and young people garner jobs, new households are formed at an increasing rate. Single-family housing: the recovering single-family housing market creates jobs and stimulates the U.S. economy, factors that also benefit multifamily housing. History has shown that strength in single-family housing and strength in multifamily housing are not mutually exclusive. S u p p l y New construction: in general, demand is expected to exceed new apartment supply for the next several years. Market-specific: supply cycles differ among markets as do absorption rates. A diversified portfolio reduces volatility. Multifamily Fundamentals

4 Demographics support strong apartment demand  The children of the Baby Boomers – the Echo Boomers – are entering the rental market.  60% people under the age of 35 opt for rental housing.*  Baby Boomers are entering their “downsizing years”.  Historically, people aged 55 and over have had a propensity to rent of approximately 20%.*  Should propensity to rent in this age cohort remain at historical levels, the aging population alone could create additional demand for rental housing. 50 52 54 56 58 60 62 64 66 68 70 90 92 94 96 98 00 02 04 06 08 10 12 14 16 18 20 M i l l i o n s Year Source: Moody’s Economy.com U.S. Population Aged 20 – 34 30 40 50 60 70 80 90 100 90 92 94 96 98 00 02 04 06 08 10 12 14 16 18 20 M i l l i o n s Year U.S. Population Aged 55 and Over Source: Moody’s Economy.com* Source: Green Street Advisors, Apartment REITs: 2011 U.S. Market Outlook, 12/17/2010

5 Job growth drives household formations  The age cohort with the highest propensity to rent is benefiting most from U.S. job recovery.  Nearly 23 million young adults under age 35 are currently classified as “living at home” with parents. This represents 31% of the age cohort compared to the long-term average of 27%, an “excess” of 4% or 2.5 million people.  Economic circumstances have delayed the normal formation of these new renter households.  As job growth improves, these young adults are “unbundling” thereby representing a strong source of future apartment demand. S o u r c e : R a y m o n d J a m e s , M u l t i f a m i l y R E I T Q u a r t e r l y – S p r i n g 2 0 1 3 Young Adults Living at HomeYear-Over-Year % Change in Employment by Age Group 17 18 19 20 21 22 23 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 M i l l i o n s o f P e o p l e 18-34 Yr Olds Living at Home Trend Line Based on LT Avg LT Avg % of 18-34 Yr old population living at home = 27% Pent up rental demand from 2.5 million "excess" 18-34 Yr. olds living at home -6% -5% -4% -3% -2% -1% 0% 1% 2% 3% 09 10 11 12 20-34 35-54 Y / Y % C h g . E m p l o y m e n t

6 Employment picture for college-educated is even brighter 2.5% 2.1% 3.5% 4.5% 6.2% 7.7% 8.3% 12.4% $1,624 $1,735 $1,300 $1,066 $785 $727 $652 $471 Doctoral degree Professional degree Master's degree Bachelor's degree Associate degree Some college, no degree High-school diploma Less than a high school diploma Unemployment rate 2012 (%) Median weekly earnings in 2012 (Dollars) All workers aged 25 and over: 6.8% All workers aged 25 and over: $815 Education Pays Note: Data are for persons age 25 and over. Earnings are for full-time wage and salary workers. Source: Bureau of Labor Statistics, Current Population Survey

7 0 10 20 30 40 50 60 70 80 90 100 Provides a good place to raise children Provides a safe place to live Can have more space for family Have control over living space Renting is bad investment Can have a nicer home Provides good financial opportunity Can build up wealth Provides a retirement investment Can live in a convenient location Can live in community with same values Provides tax benefits Can borrow against equity Provides a symbol of success Encourages better/more engaged citizenship Home buying is driven by family status S o u r c e : J o i n t C e n t e r f o r H o u s i n g S t u d i e s a t H a r v a r d U n i v e r s i t y Only 7% of our units nationwide are occupied by two adults with one or more children. Lifestyle, major reason Lifestyle, minor reason Financial, major reason Financial, minor reason Reasons for Buying a Home % of Study Respondents Citing Reason for Buying a Home

8 AIMCO OVERVIEW

9 STRATEGIC AREAS OF FOCUS Property Operations • Higher income, therefore older, customer • Peer-leading operating cost control • Lower turnover • Above-average property operating results over cycle Portfolio Management • Diversified across markets and price points to reduce volatility • Disciplined capital recycling to upgrade portfolio • Peer-leading growth in average revenue per unit Redevelopment • Core business activity • Robust pipeline of opportunities within existing portfolio • Risk-adjusted returns greater than ground-up development or acquisitions without value-add • Occasional development when warranted by risk-adjusted returns Balance Sheet • Leverage within peer averages and declining to lower targets • Property leverage is long-duration, fixed-rate, and non-recourse • Growing unencumbered pool adds flexibility, but remain non-recourse borrower • Safe hedge against inflation and cap rate expansion Business & Culture • Focus on ownership and operation of apartment communities; add value through operational excellence and redevelopment • High quality of earnings, limited non-recurring income • High level of transparency • We live our values, foster a culture of success and work collaboratively every day to achieve our goals

10 Focus on customer and efficient operations Customer retention is key  Greater NOI contribution, more predictable operating results.  On average, customers choose to rent an Aimco apartment for 23 months, up 28% from 2007.  Aimco’s turnover averages 44% - 46% compared to the peer average of approximately 57%.(1)(2)  With lower-than-peer average turnover, Aimco avoids $12 - $14M of vacancy loss, expensed and capitalized turn costs, and marketing expenses annually.  Renewal lease rate increases are generally higher than new lease rate increases and are less volatile.  May 2013 average daily occupancy was 95.7%. For the month, new lease rate increases averaged 2.2%, while renewal lease rate increases averaged 5.4%, for weighted average lease rate increases of 3.7%. PROPERTY OPERATIONS (1) B a s e d o n i n f o r m a t i o n c o l l e c t e d b y R a y m o n d J a m e s & A s s o c i a t e s . (2) P e e r g r o u p c o n s i s t s o f A v a l o n B a y , B R E , C a m d e n , E q u i t y R e s i d e n t i a l , E s s e x , H o m e P r o p e r t i e s , P o s t P r o p e r t i e s a n d U D R . 2.5% 11.1% 12.9% 90 95 100 105 110 115 120 2007 2008 2009 2010 2011 2012 2013E Same Store Expense Growth 2008 - 2013E AIV Peer Avg CPI (2) Cumulative Growth 90 95 100 105 110 115 120 2007 2008 2009 2010 2011 2012 2013E Same Store NOI Growth 2008 - 2013E AIV Peer Avg (2)

11 Designing portfolio around target customers PORTFOLIO MANAGEMENT Lower rate of home ownership Not yet motivated by marriage, children High propensity to rent Predictably increasing number of people Age 25-45 Stronger job and earnings growth Lower unemployment College Educated Single Over time, Aimco intends to exit Texas and Non-Target Florida markets, primarily due to lower market average rents driven by limited constraints on supply growth. Also over time, Aimco intends to reallocate within target markets to submarkets with higher rents and better expected rent growth, particularly in Boston and Manhattan. Portfolio is increasingly concentrated in areas where our target customers want to live – coastal and job growth markets. Manhattan Boston Philadelphia Suburban NY / NJ Washington Greater Los Angeles Denver Phoenix Chicago Houston South Florida Atlanta Seattle San Diego Jacksonville Orlando Bay Area Coastal 60% Job growth markets 35% Other 5%

PORTFOLIO MANAGEMENT

Methodical approach to investment selection

- Allocate capital using a proprietary model designed to limit volatility and concentration risk by setting explicit targets for investments in the largest U.S. apartment markets.
- Strategy executed through paired-property, leverage-neutral, tax-efficient transactions when: the projected Free Cash Flow IRR of an investment is greater than the FCF IRR of the property sold; and portfolio quality is enhanced.
- Today, redevelopment of properties within our existing portfolio provide the highest risk-adjusted returns; we have numerous opportunities limited only by Aimco capacity and risk acceptance.
- Selective investments are made in markets where our current allocations are below our target (for example, Manhattan) and/or where we seek to improve our average price point (for example, Boston).

Sell Lowest Rated Properties	
2012 Dispositions	
Conventional properties	24
Affordable properties	47
Gross proceeds (Aimco share)	$598M
Net proceeds (Aimco share)	$269M
Avg revenue per unit	$861
FCF IRR	6.0% - 7.0%

Reinvest in Higher-Rent Properties			
2012 Property Upgrades		**2012 Acquisitions**	
Investment	$47M	Partnership transactions	11
Avg FCF IRR	> 15%	Gross real estate value	$148M
		Avg FCF IRR	> 10%
2012 Redevelopment Starts			
Starts	10	Properties acquired	3
Completions	2	Gross real estate value	$128M
2012 Investment	$100M	Avg revenue per unit (un-trended)	$1,405
2013-2015 Investment	~$300M	Avg FCF IRR	> 8%
Avg rent per unit (un-trended)*	> $2,200		
Avg FCF IRR	> 10%		

* Represents average rent per unit for the ten 2012 starts, excluding projected market rent growth. The eight redevelopments that will continue in 2013 have average rents per unit > $2,400, also excluding projected market rent growth.

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13 Pipeline of opportunities within existing portfolio Redevelopment Phi losophy  Land in quality locations appreciates over time.  Older assets in quality locations provide opportunity for redevelopment.  Redevelopment is a short-cycle business making it lower-risk than ground-up development.  Where returns are superior on a risk-ad justed basis, may consider ground-up development in l imited circumstances.  Aimco’s portfolio composition and expertise in redevelopment provide a pipeline of opportunities. REDEVELOPMENT Lincoln Place Apartments, Venice, CAPacific Bay Vistas, San Bruno, CA The Preserve at Marin, Corte Madera, CA San Francisco Tiburon Corte Madera San Francisco New Metro Stop (2015) Santa Monica Marina Del Rey New Campus (2014)

14 2012 Starts create ~$2 of NAV per share (1) REDEVELOPMENT (1) Based on CBRE February 2013 Cap Rate Survey . (2) Amounts in graph ic represent to ta l es t imated redeve lopment inves tment , exc lud ing bas i s in p roper ty pr io r to redeve lopment . (3) 2900 on F i r s t , Park Towne P lace and The Ster l ing represent mu l t i -phase cap i ta l p ro jects w i th redeve lopment expected to fo l low. Seattle 2900 on First (TBD) San Francisco Preserve at Marin ($40M) Pacific Bay Vistas ($80M) Los Angeles The Palazzo West ($16M) Lincoln Place ($140M) Philadelphia Park Towne Place (TBD) The Sterling (TBD) Chicago Elm Creek ($11M) Multi-Year Projects Started in 2012 2012 Investment $97M 2013 Investment $130 - $160M 2014 – 2015 Investment $140 - $170M 2013 – 2015 Investment funded by exiting loan commitments (excludes multi-phase capital projects) ~80% Average stabilized yield: excluding market rent growth ~ 7% including market rent growth ~8% Average unlevered FCF IRR > 10%

15 Safety first BALANCE SHEET (1) Peer we ighted average represents the we ighted average of Ava lonBay , BRE, Camden, Colon ia l Proper t ies , Equ i ty Res ident ia l , Essex , Home Proper t ies , MAA, Post Proper t ies and UDR. Data as o f 3 /31 /2013 . Source : SNL F inanc ia l , company repor t s . (2) Weighted average te rm to matur i ty a ssumes prefe r red s tocks mature in 40 years . Ladder maturities of long- term, non-recourse, amortizing property loans with little or no near-term maturities and use perpetual preferred stock Avoid recourse debt, use preferred stocks as our senior corporate security Limit Entity Risk Use fixed-rate property loans and refinance nearer-term maturities to lock-in current low rates Limit Re-Pricing Risk Limit Refunding Risk - 2 4 6 8 10 Aimco Peer Wt Avg Debt Debt + Preferred 20% 40% 60% 80% 100% Aimco Peer Wt Avg % Fixed Rate % Floating Rate 20% 40% 60% 80% 100% Aimco Peer Wt Avg % Non-Recourse % Recourse (1)(1) (1) Weighted Average Term to Maturity (Years) (2) Aimco’s long-dated, fixed-rate leverage serves as a partial hedge against inflation and cap rate expansion

16 Strategy allows for flexibility and low costs  Using multiple sources of non-recourse property debt, including insurance companies, savings banks, pension funds, other balance sheet lenders, as well as GSEs.  $500M revolving line of credit, $49M drawn at 3/31/2013, $405M of available capacity.  Adding flexibility by building a pool of unencumbered properties. At 3/31/2013, there were three unencumbered properties, which are expected to be held beyond 2013, with estimated fair values of $165M. By year’s end, expect four unencumbered properties with fair values totaling $190M.  96% of leverage is non-recourse, long-term, fixed-rate, amortizing property loans, with an average LTV of 46%. Balance of leverage is preferred stock.  Rates on non-recourse property debt are approximately 4% for ten-year money.  Aimco is continuing discussions with the rating agencies with the goal of obtaining an investment-grade rating to lower the cost of our line of credit and any future preferred equity issuance. Aimco remains committed to avoiding recourse debt. BALANCE SHEET

BALANCE SHEET

Leverage in-line with peers and declining to lower targets

Net Debt + Preferred + Remaining Development Spend/4Q 2012 Annualized EBITDA*



9.1x
8.7x
8.6x
7.7x
7.7x
7.5x
7.4x
7.0x
7.1x
6.6x
6.4x
6.1x
8.1x
8.5x
8.2x
7.5x
7.7x
6.6x
6.3x
7.0x
6.8x
5.8x
5.8x
5.9x
UDR
EQR
CLP
ESS
AIV
BRE
AVB
AIV 1Q 2014
HME
CPT
PPS
MAA

Aimco's refunding risk at maturity is lower still:

- Aimco's leverage of 7.7x reflects outstanding balances at 4Q 2012, but overstates the refunding risk of our leverage at that date, as certain of our leverage is perpetual and our property debt balances at maturity are almost $1 billion less than current balances as scheduled amortization is paid from retained earnings.

	4Q 2012	Adjust for Maturity	4Q 2012 Adjusted
Net Debt	$ 4,222	$ (956)	$ 3,266
Preferred	148	(148)	-
Net Debt + Preferred	$ 4,370	$ (1,104)	$ 3,266
Annualized Quarterly EBITA	$ 568		$ 568
Net Debt + Preferred / Annualized EBITDA	**7.7x**		**5.8x**

* Sources: SNL, Citi Investment Banking, Company filings. Reflects 4Q 2012 debt balance and preferred balance, less cash, cash equivalents and restricted cash, divided by 4Q 2012 annualized recurring EBITDA. For Aimco, net debt represents Aimco's share of property debt and any balance on the revolving credit facility, reduced by Aimco's share of cash and investments in a securitization trust that holds only Aimco property loans. AVB and EQR metrics pro forma for the Archstone acquisition as disclosed in February 2013 filings. Remaining development spend includes debt associated with funding existing consolidated development-in-progress and assumes development pipeline funded entirely with debt.

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18 Increasing earnings, higher dividend EARNINGS & DIVIDEND Above Average FFO Growth Lower Capital Replacements as a % of NOI Outsized AFFO Growth Above Average Dividend Growth  Steady revenue growth  Peer-leading cost control Offsite cost savings  Interest expense savings from property debt activities  Continuously improving portfolio through paired trades  Earn-in of redevelopment investments

19 Five core values are the foundation of Aimco AIMCO CORE VALUES Aimco ranked #19 in the mid-size company category 2013 Our Vision To be the best owner and operator of apartment communities, inspired by a talented team committed to exceptional customer service, strong financial performance, and outstanding corporate citizenship. Aimco Cares, our philanthropic arm, was created to assist team members, contribute to charitable organizations, and have a positive impact on the communities where we do business. Integrity Respect CollaborationCustomer Focus Performance

20 REDEVELOPMENT UPDATE

ELM CREEK TOWNHOMES
ELMHURST, ILLINOIS

First units leased during 1Q 2013 at rental rates 3% above underwriting

Project Summary:

- Construction of five new buildings containing 28 townhome-style units, adjacent to existing 372 unit community owned and operated by Aimco.
- Interiors include high-end finishes such as granite countertops, stainless steel appliances, and vinyl wood flooring.

Three Bedroom Townhome



Total project cost	$11.3M
Investment to 1Q 2013	$5.5M
Underwritten rents, excluding market rent growth	$2,946
Market rent growth since underwriting	3.2%
Total units	28
Average rents vs underwriting*	103%



* Represents underwritten rents, adjusted higher for market growth since inception of the project, compared to effective rent achieved on each lease.

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THE PALAZZO AT PARK LA BREA
LOS ANGELES, CALIFORNIA

High demand for luxury apartments in West Los Angeles

Project Summary:

- Upgrading 115 penthouse units and areas common to the penthouse units.
- New rooftop deck for exclusive use by penthouse residents completed in 3Q 2012.
- Upgraded fitness center and spa accessible to all residents completed in 3Q 2012.
- Upgraded amenities garnering premiums of $100 on penthouse renewals and $40 on non-penthouse units.

Total project cost	$15.7M
Investment to 1Q 2013	$7.1M
Underwritten rent increase, excluding market rent growth (all units)	$310
Market rent growth since underwriting	8.9%
Total units	521

Penthouse units completed and re-leased	16
Average penthouse rent increase vs underwriting*	128%

* Represents underwritten rents, adjusted higher for market growth since inception of the project, compared to effective rent achieved on each lease.

Penthouse Unit Kitchen & Bath





Exclusive Rooftop Deck



Upgraded Fitness Center & Spa





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23 Pre-leasing market-rate units began in 2Q 2013 LINCOLN PLACE APARTMENTS VENICE, CALIFORNIA Project Summary: − Total of 795 units (696 existing and 99 to be built). − Complete exterior and interior redevelopment in three phases: − Phase I complete (returning 50 residents), comprised of 4 buildings totaling 65 units. − Phase II renovation of existing 631 units over 24 month period. − Phase III ground up construction of 99 units, plus leasing center and amenities (12 month construction period). Total project cost $328.0M Investment to 1Q 2013 $212.8M Underwritten rents, excluding market rent growth (all units) $2,470 Market rent growth since underwriting 2.2% Total units 795 Site Work Phase I Building Select Renderings

PACIFIC BAY VISTAS
SAN BRUNO, CALIFORNIA

Leasing center & clubhouse complete, pre-leasing underway

Project Summary:

- Complete interior and exterior redevelopment of all 14 existing three-story buildings.
- Units will feature high-end interior finishes including granite countertops, vinyl wood flooring, washer/dryers, clean steel appliances, and a private patio or balcony in each unit.
- Construction of a new 4,300 square foot leasing center and clubhouse is complete and includes a conference room, business center, bar area, resident lounge, and a movie theater for residents.
- Construction of a new 4,600 square foot fitness center is also complete and includes an indoor salt water lap pool, an expansive fitness room with state-of-the-art equipment, and an indoor lounge area with Wi-Fi access.
- New common areas will include a covered outdoor fireplace/BBQ area and a fenced dog park.

Total project cost	$121.1M
Investment to 1Q 2013	$84.9M
Underwritten rents, excluding market rent growth	$2,200
Market rent growth since underwriting	12.2%
Total units	308

New Leasing Center & Clubhouse


Pacific Bay

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25 Construction progressing, expect initial occupancy in 3Q 2013 THE PRESERVE AT MARIN CORTE MADERA, CALIFORNIA Project Summary: − Comprehensive interior and exterior redevelopment of all seven three-story buildings − Redesign of all apartment units to feature large bay windows, modern kitchens, and upscale finishes − The new resident clubhouse will include fitness center, business center, pool, wine bar, and outdoor fire pits − New path/trail system providing access to the ad jacent open space preserve Total project cost $85.0M Investment to 1Q 2013 $58.8M Underwritten rents, excluding market rent growth $3,880 Market rent growth since underwriting 8.8% Total units 126 Renovated Building Renderings of Unit Interiors View of San Francisco Bay

26 This presentation contains forward-looking statements within the meaning of the federal securities laws, including, without limitation, statements regarding projected results and specifically: forecasts of 2013 financial and operating results, asset sales and redevelopment investment; projected returns on redevelopment projects; the impact of dispositions on portfolio metrics; and projected 2013 and 2014 leverage ratios. These forward-looking statements reflect management’s judgment as of this date, and Aimco assumes no obligation to revise or update them to reflect future events or circumstances. These forward-looking statements include certain risks and uncertainties. Readers should carefully review Aimco’s financial statements and notes thereto, as well as the risk factors described in Aimco’s Annual Report on Form 10-K for the year ended December 31, 2012, and the other documents Aimco files from time to time with the Securities and Exchange Commission. This presentation does not constitute an offer of securities for sale. Future quarterly dividend payments are subject to determinations by Aimco's board of directors based on the circumstances at the time of authorization, and the actual dividends paid may vary from the currently expected amounts. FORWARD LOOKING STATEMENTS & OTHER INFORMATION